Other expenses (income), net (Details) - Schedule of other income, net - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Schedule Of Other Income Net Abstract
Impairment losses (cancellation of balances)	[1]	$ 955	$ (206)
Loss (capital gain) from disposal of fixed assets	[2]	(343)	29
Gain on realization of translation differences – foreign operations		(466)
Other items			96
Total		$ 146	$ (81)

[1]	See note 9
[2]	The sale of Property and equipment of the Company’s systems to a government body in the United Arab Emirates in the amount of $1 million was recorded net, as a capital gain under other income in the amount of $343 thousand.